                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2004

                     National City Credit Card Master Trust
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          United States                  000-26342                       N/A
-----------------------------     ------------------------      ----------------------
(State or Other Jurisdiction      (Commission File Number)         (I.R.S. Employer
     of Incorporation)                                          Identification Number)



          1900 East 9th Street
            Cleveland, Ohio                                           44114-3484
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (216) 222-2000
                                                   --------------
                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
           ------------
           For the Distribution Date of December 15, 2004, The Bank of
           New York, as Trustee, made the monthly payments to Certificateholders in the Monthly Certificateholders' Statements.

Item 9.01  Financial Statements and Exhibits.
           ----------------------------------
    (a)    Financial statements of businesses acquired.

           Not applicable

    (b)    Pro forma financial information

           Not applicable

    (c)    Exhibits

           The following is filed herewith. The exhibit numbers correspond with
           Item 601 of Regulation S-K.

           Exhibit No.        Description
           -----------        -----------
           20.1               Series 2000-1 Monthly Certificateholders'
                              Statement dated December 15, 2004

           20.2               Series 2001-1 Monthly Certificateholders'
                              Statement dated December 15, 2004
1
           20.3               Series 2002-1 Monthly Certificateholders'
                              Statement dated December 15, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              National City Bank, as Servicer of
                              National City Credit Card Master Trust

                                        By: /s/ Janis E. Lyons
Dated: December 22, 2004                   ------------------------------------
                                           Name:   Janis E. Lyons
                                           Title:  Senior Vice President